UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2005

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

1000 Lucas Way, Hampton, VA 23666

(Address of principal executive offices) (Zip Code)

(757) 766-1500

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

This 8-K/A is being filed to amend and restate the 8-K "Changes in Registrant's Certifying Accountant" filed on July 18, 2005.

The Registrant hereby amends Item 4.01 of its Current Report on Form 8-K filed on July 18, 2005 to cover the interim period through July 13, 2005, as well as update the letter from Grant Thornton LLP.

On July 13, 2005, Measurement Specialties, Inc. (“MSI” or the “Company”) notified Grant Thornton of its decision to dismiss Grant Thornton LLP as the Company’s independent auditors.

Concurrently, the Audit Committee of the Board of Directors and the Board of Directors approved the engagement of KPMG LLP as MSI's independent auditors, effective upon completion of KPMG's customary client acceptance procedures, notification to Grant Thornton of dismissal, and execution of an engagement letter. KPMG will serve as the Company's auditors beginning with the current fiscal year.

During the period beginning April 1, 2003 through July 13, 2005 (the date KPMG was appointed), neither MSI nor anyone acting on MSI’s behalf consulted with KPMG regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (2) any of the matters or events set forth in Item 304(a) (2) (ii) of Regulation S-K.

The reports of Grant Thornton on MSI’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the period from the end of the most recent fiscal year and through June 13, 2005, the date of the appointment of KPMG, the period from April 1, 2003 through July 13, 2005, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the matter in its report.

MSI has requested Grant Thornton to furnish it a letter addressed to the SEC stating whether Grant Thornton agrees with the above statements. A copy of that revised letter, dated July 21, 2005, is filed as Exhibit 99.1 to this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

Date: July 21, 2005

/S/ John P. Hopkins
John P. Hopkins
Chief Financial Officer
(authorized officer and principal financial officer)